                                                                   Exhibit 21.1

GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

AB Johnson Emballage             Sheet Plant          547 82 Otterbacken, Sweden             Ordinary              99.60

AB Johnson Medisafe              Dormant              547 82 Otterbacken, Sweden             Ordinary              99.60

Agropecuaria Tacamajaca, C.A.    Farming              Araure, Portuguesa, Venezuela          Ordinary              87.49

Alfa d'Avignon                   Manufacture of       R.N. 7, B.P. 56, 84132 Le Pontet,      Ordinary              99.80
                                 paperboard           France

Alpine Linerboard Products       Paper Purchasing     Fishergate, Norwich, NR3 1SJ,          Ordinary             100.00
Limited                                               England

Alvecrow Limited                 Holding Company      c/o Jefferson Smurfit Group, Beech     Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Ambersign Limited                Dormant              26 Lismore Road, Highworth,            Ordinary              95.00
                                                      Swindon, Wilts SN6 7HU, England

Amisfield Limited                Hotel operator       c/o Jefferson Smurfit Group, Beech     Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

AON Beech Hill Limited           Dormant              94 St Stephens Green, Dublin 2         Ordinary              50.00

Aspa Bruk AB                     Dormant              c/o Munksjo AB, Box 624, S-551 18      Ordinary              99.60
                                                      Jonkoping, Sweden

Aztec Investments Limited        Investment company   Rutland House, Pitt Street, St         Ordinary             100.00
                                                      Helier, Jersey

Badcall Limited                  Patent Research      c/o Jefferson Smurfit Group plc,       Ordinary             100.00
                                                      Beech Hill, Clonskeagh, Dublin 4,
                                                      Ireland

Badger Publishing Limited        Marketers of high    City House, 9 Cranbrook Road,          Ordinary             100.00
                                 quality box          Ilford, Essex, IG1 4EA, England
                                 selections of
                                 children's books
                                 to UK schools

Beech Hill Financial Services    Dormant              2 Ambassador Place, Stockport          Ordinary              50.00
Limited                                               Road, Altrincham, WA15 8DB,
                                                      England

Beech Hill Pension Trustees      Pension              94 St Stephens Green, Dublin 2         Ordinary              50.00
Limited                          consultants,
                                 trustees &
                                 administrators

Belgray Holdings                 Holding company      c/o Jefferson Smurfit Group,           Ordinary             100.00
                                                      Beech Hill, Clonskeagh, Dublin 4

Belguard Insurance Limited       Insurance services   Cedar House, 41 Cedar Avenue, PO       Ordinary             100.00
                                                      Box 1179, Hamilton HM EX, Bermuda


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Bessilton Holdings Limited       Investment company   57/63 Line Wall Road, Gibraltar        Ordinary             100.00

Billingsfors Pappersbruk AB      Dormant              c/o Munksjo AB, Box 624, S-551 18      Ordinary              99.60
                                                      Jonkoping, Sweden

Bivouac AB                       Dormant              c/o Munksjo AB, Box 624, S-551 18      Ordinary              99.60
                                                      Jonkoping, Sweden

Borden Properties Limited        Finance company      57/63 Line Wall Road, Gibraltar        Ordinary             100.00

Brenchley Limited                Dormant              33 Botanic Road, Glasnevin, Dublin 9   Ordinary             100.00

C.D. Haupt (U.K.) Limited        Sales company        14 New Street, London EC2M 4TR,        Ordinary             100.00
                                                      England

C.D. Haupt Papier-und            Manufacture of       Orpethaler Strasse 50,                 Partnership          100.00
Pappenfabrik GmbH & Co. KG       corrugated case      Diemelstadt-Wrexen, Germany,
                                 materials and        Germany 34474
                                 graphic board

Cariven Investments Limited      Investment company   Cedar House, 41 Cedar Avenue, PO       Ordinary              87.49
                                                      Box 1179, Hamilton HM EX, Bermuda

Carton de Colombia, S.A.         Manufacture of       Apartado Aereo 219, Cali,              Ordinary              69.63
                                 paperboard and       Colombia, Colombia
                                 packaging products

Carton de Venezuela, S.A.        Manufacture of       Apartado Aereo 609, Caracas,           Ordinary              87.84
                                 corrugated           Venezuela, Venezuela
                                 containers and
                                 boxboard

Cartonnage de Colmar             Manufacture of       6 rue de l'Etang, B.P. 17, 68126       Ordinary              99.81
                                 corrugated           Bennwihr Gare, France
                                 containers

Cartonnage Services              Manufacture of       58 boulevard Capitaine Geze, 13014     Ordinary              99.73
Emballages de Provence           corrugated           Marseille, France
                                 containers

Cartonnages A. Cognat les        Manufacture of       Les Echets, 01700 Miribel, France      Ordinary              50.26
Echets                           corrugated
                                 containers

Cartonnages De L'Agenais         Sheet Plant          Golfech, 82400 Valence D'Agen,         Ordinary              99.83
                                                      France

Cartonnages de Lorraine          Manufacture of       Zone Industrielle, 255 rue             Ordinary              99.30
                                 corrugated           Lavoisier, B.P. 44, 54170 Ludres,
                                 containers           France



GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Cartonnerie d'Aquitaine          Manufacture of       Route de Prechac, B.P. 7, 33730        Ordinary              99.79
                                 corrugated           Villandraut, France
                                 containers


Cartonnerie de Beausoleil        Manufacture of       Zone Industrielle, 83170               Ordinary              97.70
                                 corrugated           Brignoles, France
                                 containers

Cartonnerie de Gravelines        Manufacture of       2 rue de l'Industrie, 59820            Ordinary              99.26
                                 corrugated board     Gravelines, France

Cartonnerie de Lestrem S.A.      Manufacture of       Route de Bethune, Section de la        Ordinary             100.00
                                 paperboard           Fosse, 62136 Lestrem,
                                                      Pas-de-Calais, France

Cartonnerie de l'Ile de France   Manufacture of       1 rue de Fromonceau, Bagneaux sur      Ordinary              99.79
                                 corrugated           Loing, 77167 Bagneaux sur Loing,
                                 containers           France

Cartonnerie de Maurepas          Manufacture of       Zone Industrielle, de la               Ordinary              99.34
                                 corrugated           Bourdonnais, 35520 La Meziere,
                                 containers           France

Cartonneries Nouvelles de        Manufacture of       114 rue de Courcelles, B.P. 83,        Ordinary              99.79
Champagne -Etablissements J.     corrugated           51100 Reims, France
Perez (CNC Perez)                containers

Cartopiave S.p.A.                Manufacture of       31058 Susegana (TV), Italy             Ordinary             100.00
                                 corrugated
                                 containers &
                                 sheets

Celulosa y Papel de Colombia,    Manufacture of pulp  Apartado Aereo 219, Cali,              Ordinary              66.08
S.A.                                                  Colombia, Colombia

Central Forestal S.A.            Wood procurement     Bo Echebarrieta, No 51, Iurreta,       Ordinary              99.29
                                                      Bizkaia, Spain

Central Waste Paper Company      Dormant              Ballymount Road, Walkinstown,          "A" Ordinary         100.00
Limited                                               Dublin 12

Centrale Forestiere              Wood procurement     28 rue Blaise Pascal, B.P. 8816,       Ordinary              99.99
d'Approvisionnement (CENFORA)                         79028 Niort Cedex 9, France

Centre des Dechets Industriels   Waste paper          8 rue Babeuf, 93380 Pierrefitte Sur    Ordinary              99.33
S.A.                             reclamation          Seine, France

Chacala Limited                  Holding company      c/o Jefferson Smurfit Group, Beech     Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Chambers Edwards Limited         Investment company   c/o Jefferson Smurfit Group, Beech     Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Cititerritorial Investments      Investment company   c/o Citibank (Channel Islands), 38     Preference           100.00
Limited                                               Esplanade, St. Helier, Jersey


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Claystoke Limited                Investment company   c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Compagnie de Matieres            Waste paper          Les Cris Orval, Route de Culan        Ordinary              99.96
Recyclables S.A.                 reclamation          Orval, 18200 Saint Amand,
                                                      Montrond, France

Compania Colombiana de           Manufacturer of      Apartado Aereo 219, Cali,             Ordinary              59.95
Empaques Bates, S.A.             paper & plastic      Colombia, Colombia
                                 sacks and bags

Comptoir d'Approvisionnement     Manufacture of       Zone Industrielle de Latresne, B.P.   Ordinary              97.60
des Cartonnages et Emballages    corrugated           20, 33360 Latresne, France
de Sud Ouest (CACSO)             containers

Corrugadora Suramericana, C.A.   Manufacture of       Apartado Aereo 609, Caracas,          "A" Ordinary          87.48
                                 containerboard       Venezuela, Venezuela

Crayside Limited                 Property company     Beech Hill, Clonskeagh, Dublin,       Ordinary             100.00
                                                      4, Ireland

Cundell Corrugated               Dormant              Mercer House, Thames Side,            Ordinary             100.00
(Barnstaple) Limited                                  Windsor, Berkshire, SL4 1QN,
                                                      England

Cundell Corrugated               Dormant              Mercer House, Thames Side,            Ordinary             100.00
(Northampton) Limited                                 Winsor, Berkshire SL4 1QN, England

Cundell Coutts Limited           Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire, SL4 1QN,
                                                      England

Cundell Group Holdings Limited   Holding company      Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire, SL4 1QN,          Red. Pref.           100.00
                                                      England

Cundell Group Limited            Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England   Preference           100.00

Cundell Holdings Limited         Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Cundell Packaging (St. Albans)   Dormant              Mercer House, Thames Side,            Ordinary             100.00
Limited                                               Windsor, Berkshire SL4 1QN, England

Cundell Property Holdings        Dormant              Mercer House, Thames Side,            Ordinary             100.00
Limited                                               Windsor, Berkshire SL4 1QN, England

Cundell Sheet Plants Limited     Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Dalwell A/S                      Sales company        Serviceboks 19, NO - 3504             Ordinary              99.60
                                                      Honefoss, Norway

Dalwell AB                       Production and                                             Ordinary              99.60
                                 sales of
                                 corrugated board

Damous Limited                   Holding Company      c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Daoura Limited                   Holding company      c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Diekra-Speditions GmbH           Transport company    Orpethaler Strasse 50, 34474          Ordinary              92.00
                                                      Diemelstadt-Wrexen, Germany, Germany

Doovane Limited                  Patent research      33 Botanic Road, Glasnevin,           Ordinary             100.00
                                                      Dublin 9

Dreamstar Properties Ltd.        Property management  c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Egmont International             Holding Company      Ave. Federico Boyd #33 [P.O. Bo,      Ordinary             100.00
Corporation PAN                                       Panama 1, Republic of Panama,
                                                      Panama

Emballages Caner                 Manufacture of       KM 4 Route De Cerbere, 66000          Ordinary              66.89
                                 cardboard            Perpiguan, France, France

Empaques de Carton Hercules,     Manufacture of       Jaime Balmes, No. 11, Torre D, 7      Fixed Cap MP         100.00
S.A. de C.V.                     corrugated           Piso, Col. Los Morales Polanco,       Var Cap MP           100.00
                                 containers           11510, Mexico D.F., Mexico

Famstan Limited                  Property             c/o Beech Hill, Clonskeagh, Dublin    Ordinary             100.00
                                 Management 2nd       4
                                 Courtyard Suite-

FERROB                           Transport company    12 bis, avenue Gustave Eiffel,        Ordinary              99.71
                                                      33608 Pessac Cedex, France

Fibras Internacionales de        Paper recycling.     P.O. Box 5765, San Juan, Puerto       Ordinary              87.45
Puerto Rico, Inc.                                     Rico 00936

Fibras Limited                   Holding company      Cedar House, 41 Cedar Avenue, PO      Ordinary              87.49
                                                      Box 1179, Hamilton HM EX, Bermuda

Finlay Packaging plc             Manufacture of       300 Ballygomartin Road, Belfast,      Ordinary             100.00
                                 Cigarette cartons    Northern Ireland, BT13 3NN
                                 and packaging in
                                 film and paper

Fishergate Properties Limited    Property Holdings    Fishergate, Norwich, NR3 1SJ,         Ordinary             100.00
                                                      England


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

FORMOS S.r.l.                    Manufacture of       Via Carlo Alberto 26, 1-35010         Ordinary             100.00
                                 corrugated board     Grantorto (PD), Italy
                                 sheets

Fustelpack S.p.A.                Manufacture of       47030 Capocolle di Bertinoro,         Ordinary              69.00
                                 corrugated           Italy
                                 containers

G H Sales Limited                Dormant              c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Gefle Kartong & Display AB       Production and       Box 442, 801 06 Gavle, Sweden         Ordinary              99.60
                                 sales of
                                 corrugated board
                                 (Conversion plant)

Gillridge Holdings Limited       Holding company      57/63 Line Wall Road, Gibraltar       Ordinary             100.00
                                                                                            Red. Pref.           100.00

Gironde Recyclage Environnement  Collecting,          Chemin de Courrejan, 33130 Begles,    Ordinary             100.00
                                 selecting and        France
                                 economic
                                 development of old
                                 papers and of
                                 industrial waste
                                 material

Gorda Limited                    Holding company      Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00

Gourdas Limited                  Patent Research      c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Grupo Smurfit Mexico, S.A. de    Holding company      Jaime Balmes, No. 11, Torre D, 7      Fixed Cap. MP        100.00
C.V.                                                  Piso, Col. Los Morales Polanco,       Var. Cap. MP         100.00
                                                      11510, Mexico D.F., Mexico

Gweebara Limited                 Investment company   Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00

Hale Paper Company Limited       Paper merchants      30/34 New Bridge Street, London,      Ordinary             100.00
                                                      EC4V 6BJ, England

Headley Holdings                 Property company     c/o Jefferson Smurfit Group, Beech    Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

HexaTrade AB                     Dormant              c/o Munksjo AB, Box 624, S-551 18     Ordinary              99.60
                                                      Jonkoping, Sweden

Industri AB Viskan               Dormant              c/o Munksjo AB, Box 624, S-551 18     Ordinary              99.60
                                                      Jonkoping, Sweden

Industrias Almac, C.A.           Dormant              Apartado Aereo 609, Caracas,          Ordinary             100.00
                                                      Venezuela, Venezuela

Inpak A/S                        Printing & plastic   Postboks 311, Anolitvagen 5,          Ordinary              99.60
                                 packaging            N-1401 Ski, Norway



GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

INTERFOR                         Leasing company      12 bis, avenue Gustave Eiffel,        Ordinary              83.99
                                                      33608 Pessac Cedex, France

Inversiones Isica, C.A.          Holding company      Apartado Aereo 609, Caracas,          Ordinary             100.00
                                                      Venezuela, Venezuela

Iona Print Limited               Holding company      c/o Jefferson Smurfit Group,          Ordinary             100.00
                                                      Beech Hill, Clonskeagh, Dublin 4,
                                                      Ireland

Irish Carton Printers Limited    Dormant              33 Botanic Road, Glasnevin,           Ordinary             100.00
                                                      Dublin 9

Irish Nursery and Landscape      Dormant              Tinakilly, Aughrim, Co. Wicklow       Ordinary             100.00
Company Limited

iVenus Limited                   Internet company     Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00

J.S. Publications Limited        Dormant              2 Clanwilliam Court, Lower Mount      Ordinary             100.00
                                                      Street, Dublin 2, Ireland

Jefferson Smurfit & Sons         Holding Company      Beech Hill, Clonskeagh, Dublin 4      Deferred             100.00
Limited                                                                                     Ordinary             100.00
                                                                                            Preference           100.00

Jefferson Smurfit Group          Holding Company      Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00
Limited

Jonsac AB                        Sack Company         S-547 82 Otterbacken, Sweden          Ordinary              99.31

Kanan K' Ax Operacion            Manpower of          Jaime Balmes, N# 11 Torre D piso      Ordinary             100.00
Forestal, S.A. de C.V.           forestry division    7, Los Morales Polanco 11510,
                                                      Mexico D.F., MEXICO

Kanan Pak'Al Vivero Forestal,    Nursery activity     Jaime Balmes, N# 11 Torre D piso      Ordinary             100.00
S.A. de C.V.                                          7, Los Morales Polanco 11510,
                                                      Mexico D.F., MEXICO

Kilvere Limited                  Dormant              New Cut Lane, Woolston, Warrington    Ordinary             100.00
                                                      WA1 4AQ, England

Kufpent Limited                  Holding Company      c/o Jefferson Smurfit Group,          Ordinary             100.00
                                                      Beech Hill, Clonskeagh, Dublin 4,
                                                      Ireland

L.A. Services Limited            Management company   Cedar House, 41 Cedar Avenue, PO      Ordinary             100.00
                                                      Box 1179, Hamilton HM EX, Bermuda

La Belle Color Limited           Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Lembacel Deutschland GmbH        Sales company        Am Uttsberg 14, 91325 Adelsdorf       Partnership           99.00
                                                      a.d.A., Germany



GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Liquiwell Systemverpackungen     Bag in Box sales     Freiheitstrasse 1-5, 40822 Mettmann,  Ordinary              79.00
GMBH                             office               Germany

Ljungdahls Mailman AB            Dormant              c/o Mitcom AB, S-434 82               Ordinary              99.60
                                                      Kungsbacka, Sweden

Margrave Limited                 Holding Company      Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00


Marpak Limited                   Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

MBI Limited                      Holding Company      2070 Hadwen Road, Mississauga,        Ordinary 0            50.00
                                                      Ontario L5K 2C9, Canada
                                                                                                                 100.00
MDCP Acquisitions I              Holding Company      Beech Hill, Clonskeagh, Dublin 4      Ordinary


Munksjo AB                       Holding company      Head Office, Box 624, S-551 18        Ordinary              99.60
                                                      Jonkoping, Sweden

Munksjo Aspa Bruk AB             Market pulp          S-434 82 Kungsbacka, Sweden           Ordinary              99.60

Munksjo Forpackningar AB         Manufacture of       Head office and printing plant, Box   Ordinary              99.60
                                 corrugated           824, S-382 28 Nybro, Sweden
                                 packaging

Munksjo Hygien AB                Manufacture of       Box 624, S-551 18 Jonkoping, Sweden   Ordinary              99.60
                                 tissue

Munksjo Intressenter AB          Dormant              c/o Munksjo AB, Box 624, S-551 18     Ordinary              99.60
                                                      Jonkoping, Sweden

Munksjo Kartong AB               Dormant              c/o Munksjo AB, Box 624, S-551 18     Ordinary              99.60
                                                      Jonkoping, Sweden

Munksjo Lagamill AB              Manufacture of       Box 43, S-285 21 Markaryd, Sweden     Ordinary              99.60
                                 corrugated
                                 packaging

Munksjo Packaging Sp. Zo.o       Corrugated Box       PL 05-800 Pruszkow, ul. Groblowa      Ordinary              99.60
                                 Plant                10, Poland

Munksjo Paper AB                 Manufacture of       Box 624, S-551 18 Jonkoping, Sweden   Ordinary              99.60
                                 paperboard

Munksjo Paper Decor Gmbh & Co.   Manufactures decor   Postfach 9152, DE-73416 Aalen/        Ordinary              99.60
KG.                              base paper           Unterkochen, Germany

Munksjo Paper Decor Inc.         Production of        642 River Street, Fitchburg,          Ordinary              99.60
                                 Decor Paper          Massachusetts 01420-2916, United
                                                      States


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Munksjo Paper Decor Inc,         Dormant              PouliotMercure, 1155 Rene-Levesque    Ordinary              99.60
Montreal                                              blvd West, Montreal (Quebec),
                                                      Canada H3B 356, Canada

Munksjo Paper Decor Italia Srl   Manufactures decor   Besozzo, Via Marconi 50, IT-21023     Ordinary              99.60
                                 base paper           Besozza, Milano, Italy

Munksjo Paper Decor S.A.         Decor base paper     (Eldua) Berastegui, Apartado 15,      Ordinary              99.60
                                 manufacture          ES-20 400 Tolosa, Spain

Munksjo Vardepapper AB           Dormant              c/o Munksjo AB, Box 624, S-551 18     Ordinary              99.60
                                                      Jonkoping, Sweden

National Sawmills Limited        Dormant              Tinakilly, Aughrim, Co. Wicklow       Ordinary             100.00

NAV Anteilsverwaltung AG         Holding Company      NAV Anteilsverwaltung AG, A-4054      Ordinary             100.00
                                                      Nettingsdorf-Fabrik, Austria

Netadvance plc                   Holding company      c/o William Fry, Audrey House,        Ordinary             100.00
                                                      15/20 Ely Place, London ECN,
                                                      England

Nettingsdorfer Papierfabrik AG   Activity 1 - Paper   4054 Nettingsdorf - Fabrik, Austria   Ordinary             100.00
& CO KG                          mill Activity 2 -
                                 Holding Company
                                 for Nettingsdorfer
                                 Subsidiaries and
                                 Associated
                                 Companies

Nettingsdorfer Papierfabrik      Management Company   A - 4054 Nettingsdorf - Fabrick,      Ordinary             100.00
Management AG                                         Austria

Nettingsdorfer Service Centre    Holding Company      A 4054 Nettingsdorf - Fabrik,         Ordinary             100.00
GesmbH                                                Austria

Norcor Holdings plc              Holding Company      Fishergate, Norwich, NR3 1SJ,         Ordinary             100.00
                                                      England

Norcor Trustees Limited          Trustee of Norcor    Fishergate, Norwich, NR3 1SJ,         Ordinary             100.00
                                 ESOP                 England

Norpapp a/s                      Production and       Serviceboks 19, NO - 3504             Ordinary              99.60
                                 sale of corrugated   Honefoss, Norway
                                 board

Nor-Reg A/S                      Munksjo Intr                                               Ordinary              99.60

Norwich Corrugated Board         Manufacture/ sale    Fishergate, Norwich, NR3 1SJ,         Ordinary             100.00
Limited                          of Sheets of Board   England

Nya Boardtex AB                  Dormant              c/o Munksjo AB, Box 624, S-551 18     Ordinary              99.60
                                                      Jonkoping, Sweden



GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Olympic Containers Limited       Dormant              Unit 2-5, Fareham Industrial Park,    Ordinary             100.00
                                                      Fareham, Hants PO16 8XB, England

Ondulati Panaro S.p.a.           Manufacture of       Via per San Felice, 31, 1-41031       Ordinary             100.00
                                 corrugated           Camposanto sul Panaro, (MO), Italy
                                 containers & sheets

O'Riordan et Compagnie S.C.S.    Aviation company     Villa les Bruyeres, 1 Place Sainte    Partnership          100.00
                                                      Devote, MC 98000, Monaco

Pacemaker Communications         Dormant              Uxbridge House, 464 Uxbridge Road,    "A" Ordinary         100.00
Limited                                               Hayes, Middlesex UB4 0SP, England     "B" Ordinary         100.00

Pacemaker Video Limited          Dormant              Uxbridge House, 464 Uxbridge Road,    Ordinary             100.00
                                                      Hayes, Middlesex UB4 0SP, England

Packaging Finance N.V.           Finance company      Handelskade 8, Curacao,               "A" Ordinary         100.00
                                                      Netherlands Antilles                  "B" Ordinary         100.00

Packaging Investments Holdings   Holding company      Fred Roeskestraat 123, 1076 EE        Ordinary             100.00
(PIH) B.V.                                            Amsterdam, Netherlands

Packaging Investments            Holding company      Fred Roeskestraat 123, 1076 EE        Ordinary             100.00
International (PII) B.V.                              Amsterdam, Netherlands

Packaging Investments            Holding company      Fred Roeskestraat 123, 1076 EE        Ordinary             100.00
Netherlands (PIN) B.V.                                Amsterdam, Netherlands

Packing S.A.                     Packaging paper      KM 28 Via Tocancipa, Bogota,          Ordinary              33.37
                                 and board            Colombia
                                 production

Papco Overseas Limited           Paper distribution   Rutland House, Pitt Street, St        Ordinary             100.00
                                                      Helier, Jersey

Papelera Atlas, S.A. de C.V.     Manufacture of       Jaime Balmes, No. 11, Torre D, 7      Fixed Cap.           100.00
                                 containerboard       Piso, Col. Los Morales Polanco,       Var. Cap.            100.00
                                                      11510, Mexico D.F., Mexico

Papelera Industrial Limited      Holding company      Cedar House, 41 Cedar Avenue, PO      Ordinary              50.05
                                                      Box 1179, Hamilton HM EX, Bermuda

Papeles y Cartons SA             Packaging paper      Carrera 43A, No. 16 A Sur Oficina,    Ordinary              26.65
                                 and board            Medellin, Colombia
                                 production

Paper Packaging Products         Dormant              Fishergate, Norwich, NR3 1SJ,         Ordinary             100.00
Limited                                               England

Papiers Ramassages S.A.          Waste paper          10/14 Rue Pierre Marin, 91270         Ordinary              99.94
                                 reclamation          Vigneux-Sur-Seine, France


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Papier-und Kartonfabrik Inden    Dormant              Schwarzer Weg 1, 52459 Inden,         Ordinary             100.00
GmbH                                                  Germany

Papierverwaltungs-gesellschaft   Management company   Orpethaler Strasse 50, 34474          Ordinary             100.00
Wrexen GmbH                                           Diemelstadt-Wrexen, Germany,
                                                      Germany

Parjac Packaging Limited         Dormant              Mercer House, Thames Side,            Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Pegewell AB                      Manufacture of       Brobygatan I, S-570 12 Landsbro,      Ordinary              99.60
                                 corrugated           Sweden
                                 packaging

Poitou Cartons                   Manufacture of       15 rue La Croix Chauvin, 79390        Ordinary              98.33
                                 corrugated           Thenezay, France
                                 containers

Porlock Limited                  Dormant              Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00

Portlee Holdings Limited         Investment company   Rutland House, Pitt Street, St        Ordinary             100.00
                                                      Helier, Jersey

Queen Mathilda Limited           Dormant              c/o Jefferson Smurfit Group, Beech    Deferred             100.00
                                                      Hill, Clonskeagh, Dublin 4            Ordinary             100.00

Reforestadora Andina, S.A.       Forestry management  Apartado Aereo 219, Cali,             Ordinary              67.74
                                                      Colombia, Colombia

Reforestadora del Cauca, S.A.    Forestry management  Apartado Aereo 219, Cali,             Ordinary              65.74
                                                      Colombia, Colombia

Reforestadora Dos Refordos,      Forestry operations  Apartado Aereo 609, Caracas,          Ordinary              89.18
C.A.                                                  Venezuela, Venezuela

Reforestadora Uno Reforuno,      Forestry operations  Apartado Aereo 609, Caracas,          Ordinary              87.49
C.A.                                                  Venezuela, Venezuela

Richview Properties Limited      Dormant              St Pauls Gate, New Street, St.        "A" Ordinary         100.00
                                                      Helier, Jersey JE4 8ZB, Channel       "B" Ordinary         100.00
                                                      Islands

Rinmore Limited                  Property management  Beech Hill, Clonskeagh, Dublin 4      Ordinary             100.00

S.A. Services Limited            Management Company   Cedar House, 41 Cedar Avenue, PO      Ordinary             100.00
                                                      Box 1179, Hamilton HM EX, Bermuda

S.G.H. Limited                   Finance company      57/63 Line Wall Road, Gibraltar       Ordinary             100.00

S.I. Holdings Limited            Holding company      Cedar House, 41 Cedar Avenue, PO      Ordinary             100.00
                                                      Box HM1179, Hamilton HM EX, Bermuda


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

S.M. Finance Limited             Finance company      Cedar House, 41 Cedar Avenue, PO       Ordinary              100.00
                                                      Box 1179, Hamilton HM EX, Bermuda

Sandlee Investments Limited      Investment company   57/63 Line Wall Road, Gibraltar        Ordinary              100.00
                                                                                             Preference            100.00
                                                                                             Red. Pref.            100.00

Scatolificio Dell'Adriatico      Production & Sales   Via Meucci, 25, 47100 Forli, Italy     Ordinary              100.00
S.r.l.                           of Corrugated
                                 Packaging

Scatolificio Lacor Srl           Corrugated facility  Via Roane, 19, 36027 Cusinati di       Ordinary              100.00
                                                      Rosa, Vicenza, Italy

SCC (Northern Ireland) Limited   Dormant              Bedford House, 16 Bedford Street,      Ordinary              100.00
                                                      Belfast BT2, Northern Ireland

Schneverdinger Wellpappenwerk    Corrugated           HR Soltau, Moorweg 55, 29640           Ordinary              100.00
GmbH                                                  Schneverdingen, Germany

SCI Les Echets                   Property Company     5 Avenue Gal de Gaulle, 94165 Saint    Ordinary               99.69
                                                      Mande, France

Seviac                           Manufacture of       Rue des Vallieres, Zone                Ordinary               99.23
                                 corrugated           Industrielle de Thise, Chalezeule,
                                 containers           25220 Roche Lez Beaupre, France

Sminho Limited                   Holding company      Rutland House, Pitt Street, St         Ordinary              100.00
                                                      Helier, Jersey

Smurfit Alma                     Cardboard Industry   2 rue Goethe, 75116, Paris, France     Ordinary               99.76

Smurfit Asia-Pacific Sales       Sales Company        Unit A, 20/F, Capitol Centre Tower     Ordinary              100.00
(HK) Ltd.                                             II, 28 Jardines Crescent, Causeway
                                                      Bay, Hong Kong

Smurfit Aviation Limited         Dormant              Mercer House, Thames Side,             Ordinary              100.00
                                                      Windsor, Berkshire SL4 1QN, England

Smurfit Bizet                    Cardboard Industry   2 rue Goethe, 75116 Paris, France      Ordinary               99.76

Smurfit Canada Holdings Limited  Holding company      44 Chipman Hill, 10th Floor, Saint     Ordinary              100.00
                                                      John, New Brunswick, E2L 4S^,
                                                      Canada

Smurfit Capital                  Finance Company      Beech Hill, Clonskeagh, Dublin 4,      Ordinary              100.00
                                                      Ireland

Smurfit Capital Funding Limited  Finance Company      Beech Hill, Clonskeagh, Dublin 4,      Ordinary              100.00
                                                      Ireland



GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Smurfit Capital Leasing          Leasing company      Beech Hill, Clonskeagh, Dublin 4,     "A" Ordinary          100.00
                                                      Ireland                               "B" Non voting        100.00
                                                                                             C Non voting          72.97
                                                                                             Ordinary
                                                                                             CAD$1
                                                                                             Ordinary             100.00

Smurfit Carta Srl                Sales company        2 Largo della Crocetta, Milan,         Ordinary              99.99
                                                      Italy

Smurfit Carton y Papel de        Manufacture of       Jaime Balmes, No. 11, Torre D, 7       Fixed Cap.           100.00
Mexico, S.A. de C.V.             boxboard,            Piso, Col. Los Morales Polanco,        Var. Cap             100.00
                                 linerboard and       11510, Mexico D.F., Mexico
                                 shipping containers

Smurfit Cartons Limited          Dormant              Mercer House, Thames Side,             Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Smurfit Cellulose du Pin         Sales company        Postfach 410768, D - 50867 Koln,       Ordinary             100.00
(Deutschland) GmbH                                    Germany

Smurfit Cognac                   Distribution         14 rue Burgaud des Marets, 16200       Ordinary              99.79
                                                      Jarnac, France

Smurfit Cognat PLV               Manufacture of       14 rue Burgaud des Marets, 16200       Ordinary              98.62
                                 corrugated           Jarnac, France
                                 containers

Smurfit Communications U.K.      Holding company      Mercer House, Thames Side,             Ordinary             100.00
Limited                                               Windsor, Berkshire SL4 1QN, England

Smurfit Comptoir Du Pin          Wood procurement     12 bis, avenue Gustave Eiffel,         Ordinary              99.99
                                                      33608 Pessac Cedex, France

Smurfit Container                Dormant              c/o PW - Corporate Services Lt,        Ordinary             100.00
International, Inc.                                   Collymore Rock, St. Michael,
                                                      Barbados

Smurfit Corporate Services       Management Services  Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00
Limited

Smurfit Corrugated (Hatfield)    Dormant              Mercer House, Thames Side,             "B" Ordinary         100.00
Limited                                               Windsor, Berkshire SL4 1QN, England    Red. Cum. Pref.      100.00

Smurfit Corrugated (Luton)       Dormant              Mercer House, Thames Side,             Ordinary             100.00
Limited                                               Berkshire SL4 1QN, England

Smurfit Corrugated (Preprint)    Dormant              Mercer House, Thames Side,             Ordinary             100.00
Limited                                               Windsor, Berkshire SL4 1QN, England

Smurfit Corrugated (Scotland)    Dormant              Old Edinburgh Road, Uddingston,        Ordinary             100.00
Limited                                               Glasgow, G71 6PQ, Scotland

GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Smurfit Corrugated (Southern)    Dormant              Mercer House, Thames Side,             Deferred             100.00
Limited                                               Windsor, Berkshire SL4 1QN, England    Ordinary             100.00
                                                                                             Preference           100.00

Smurfit Corrugated (Swindon)     Dormant              P.O. Box 25, Great Braitch Lane,       Ordinary             100.00
Limited                                               Hatfield, Herts AL10 9PX, England

Smurfit Corrugated B.V.          Holding company      Fred Roeskestraat 123, 1076 EE         "A" Ordinary         100.00
                                                      Amsterdam, Netherlands                 "B" Ordinary         100.00

Smurfit Corrugated Cases         Dormant              Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00
(Cork) Limited

Smurfit Corrugated Cases         Manufacture of       35 Annesborough Road, Craigavon,       Ordinary             100.00
(Lurgan) Limited                 corrugated           Co. Armagh, BT67 9JB
                                 packaging

Smurfit Corrugated Holdings      Holding company      Mercer House, Thames Side,             "A" Ordinary         100.00
                                                      Windsor, Berkshire SL4 1QN, England    "B" Ordinary         100.00
                                                                                             "C" Ordinary         100.00
                                                                                             Cum. Red. Pref.      100.00

Smurfit Corrugated Ireland       Holding Company      Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00

Smurfit Corrugated Limited       Dormant              Mercer House, Thames Side,             Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Smurfit Corrugated Packaging     Dormant              Mercer House, Thames Side,             Ordinary             100.00
Group Limited                                         Windsor, Berkshire SL4 1QN, England

Smurfit Corrugated Research      Patent research      Ballymount Road, Walkinstown,          "H" Ordinary         100.00
Limited                                               Dublin 12                              "I" Ordinary         100.00
                                                                                             Ordinary             100.00

Smurfit Corrugated UK Limited    Manufacture of       Mercer House, Thames Side,             Ordinary             100.00
                                 corrugated board &   Windsor, Berkshire SL4 1QN, England
                                 cases

Smurfit De Halm Karton B.V.      Manufacturers of     Halmstaat 1-3, 9745 BC Hoogkerk,       Ordinary             100.00
                                 packaging and        The Netherlands
                                 graphic board

Smurfit Derbyshire Limited       Dormant              Mercer House, Thames Side,             Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Smurfit do Brasil                Dormant              45 Rio Branco Avenida, Rio de          Ordinary             100.00
Participacoes Ltda                                    Janeiro, Brazil

Smurfit Ecuador, S.A.            Dormant              12 Avenida 12 de Octubre de 19, y      Ordinary              67.86
                                                      Cordero, World Trade Center,
                                                      Quito, Equador

GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Smurfit Espana, S.A.             Manufacture of       Calle Capitan Haya 38, 28020           Ordinary              99.31
                                 paperboard and       Madrid, Spain
                                 packaging products

Smurfit Europe S.A. Converters   Management company   2 Rue Goethe, 75116 Paris, France      Ordinary             100.00
Limited

Smurfit Fibreboard               Dormant              Smurfit Paper Mills, Lichfield,        "A" Ordinary         100.00
                                                      Tamworth, Staffordshire, England       "B" Ordinary         100.00

Smurfit Giftwrap Limited         Dormant              Mercer House, Thames Side,             "A" Ordinary         100.00
                                                      Windsor, Berkshire SL4 1QN, England

Smurfit Goethe                   Cardboard Industry   2, rue Goethe, 75116 Paris, France     Ordinary              99.76

Smurfit Holdings A/S             Holdings Company     Bredgade 26, DK - 1260, Copenhagen     Ordinary             100.00
                                                      K, Denmark

Smurfit Holdings AB              Holding company      c/o Munksjo AB, Box 624, S-551 18      Ordinary             100.00
                                                      Jonkoping, Sweden

Smurfit Holdings B.V.            International        Fred Roeskestraat 123, 1076 EE         Ordinary             100.00
                                 holding and          Amsterdam, Netherlands
                                 finance company

Smurfit Holdings France S.A.     Dormant              2 Rue Goethe, 75116 Paris, France      Ordinary              99.76

Smurfit Holdings GmbH            Holding company      Eschersheimer Landstrasse 14, 60322    Ordinary             100.00
                                                      Frankfurt, Germany

Smurfit Holdings Limited         Holding company      Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00

Smurfit Ibersac, S.A.            Manufacture of       D'Arriandi S/N, 48200 Iurreta,         Ordinary              99.23
(IBERSAC)                        paper sacks          Vizcaya, Spain

Smurfit International B.V.       International        Fred Roeskestraat 123, 1076 EE         Ordinary             100.00
                                 holding and          Amsterdam, Netherlands
                                 finance company

Smurfit International France     Holding company      2 Rue Goethe, 75116 Paris, France      Ordinary             100.00
S.A.

Smurfit International Limited    Holding company      Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00

Smurfit Interwell GmbH           Manufacture of       4054 Nettingsdorf, Austria             Ordinary              96.00
                                 corrugated products

Smurfit Investments (Ireland)    Holding company      Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00
Limited



GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Smurfit Investments B.V.         Finance company      Fred Roeskestraat 123, 1076 EE        "A" Ordinary          100.00
                                                      Amsterdam, Netherlands                "B" Ordinary          100.00

Smurfit Investments France S.A.  Holding company      2 rue Goethe, 75019 Paris, France     Ordinary              100.00

Smurfit Investments U.K.         Holding company      Mercer House, Thames Side,            "A" Ordinary          100.00
Limited                                               Windsor, Berkshire SL4 1QN, England   Ordinary              100.00
                                                                                            Preference            100.00

Smurfit Ireland Limited          Printing,            Beech Hill, Clonskeagh, Dublin 4      6% Cum. Pref.         100.00
                                 manufacture of                                             Ordinary              100.00
                                 paperboard &
                                 packaging products

Smurfit Irish Paper Sacks        Sack company         Beech Hill, Clonskeagh, Dublin 4      Ordinary              100.00
Limited

Smurfit Job Creation             Investment company   c/o Jefferson Smurfit Group,          Ordinary              100.00
Enterprise Fund Limited                               Beech Hill, Clonskeagh, Dublin 4,
                                                      Ireland

Smurfit Lembacel                 Manufacture of       Immeuble Danica, 19 Avenue Georges    Ordinary               99.99
                                 paper sacks          Pompidou, 69486 Lyon Cedex 03,
                                                      France

Smurfit Limousin SA              Manufacture of       2 rue Albert Pestour, 87200           Ordinary               99.75
                                 paperboard           Saint-Junien, France

Smurfit Lona Golfkarton B.V.     Manufacture of       Voorsterweg 94, 7371 El Loenen        Ordinary              100.00
                                 corrugated and       (GLD), The Netherlands
                                 solid board
                                 packaging products

Smurfit Management Services      Management           Villa les Bruyeres, 1 Place Sainte    Ordinary              100.00
S.A.M.                           services company     Devote, MC 98000, Monaco

Smurfit Media UK Limited         Newspaper            3rd Floor, Cambridge House,           Ordinary              100.00
                                 publishing           Cambridge Grove, Hammersmith,
                                                      London, W6 OLE, England

Smurfit Mercurius B.V.B.A.       Dormant              7 Emile Verhaerenlaan, 1810           Ordinary              100.00
                                                      Wemmel, Belgium

Smurfit Mercurius Golfkarton BV  Holding company      Koningsweg 26, 3762 EC Soest, The     Ordinary              100.00
                                                      Netherlands

Smurfit Natural Resources        Forestry operations  Beech Hill, Clonskeagh, Dublin 4      Ordinary              100.00
Limited

Smurfit Nederland Holding BV     Manufacture of       Voorsterweg 94, NL- 7371 El           Ordinary              100.00
                                 corrugated           Loenen, PO Box 38, NL-7370 AA
                                 packaging products   Loenen, Netherlands


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Smurfit Nervion, S.A.            Manufacture of       B Arriandi s/n, 48215 Iurreta,         Ordinary              99.31
                                 sack kraft           Vizcaya, Spain, Spain

Smurfit News Press Limited       Manages and          Beech Hill, Clonskeagh, Dublin 4,      Ordinary             100.00
                                 operates a           Ireland
                                 printing plant

Smurfit Overseas Limited         Holding company      Mercer House, Thames Side,             Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Smurfit Packaging Limited        Dormant              Brooke Road, Buckhurst Hill,           Ordinary             100.00
                                                      Essex, England

Smurfit Packaging LLC            Manufacture of       8182 Maryland Avenue, St. Louis,       Ordinary             100.00
                                 packaging products   MO 63105, United States
                                 and newsprint

Smurfit Portugal, Industrial     Box Plant            Frial, Sao Paio de Oleiros,            Ordinary              92.01
del Cartao                                            Portugal, Portugal

Smurfit Publications Limited     Dormant              Uxbridge House, 464 Uxbridge Road,     Ordinary             100.00
                                                      Hayes, Middlesex UB4 0SP, England

Smurfit Publications Limited     Magazine publishers  2 Clanwilliam Court, Lower Mount       Ordinary             100.00
                                                      Street, Dublin 2, Ireland

Smurfit Rol Pin                  Manufacture of       1964 Route De La Grande Lande,         Ordinary              99.99
                                 pine plywood         40210 La Boucheyre, France

Smurfit S.A.                     Manufacture of       Espora 200, Provincia de Buenos        Ordinary             100.00
                                 paper packaging      Aires, Argentina

Smurfit Securities Limited       Management Services  Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00

Smurfit Services Limited         Management company   Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00

Smurfit Shared Services BV       Holding company      Halmstraat 3, 9745 BC Groningen,       Ordinary             100.00
                                                      The Netherlands

Smurfit SKA, s.r.l.              Sack Production      Via G. Donizetti, 40, 24040            Ordinary              99.31
                                                      Chignolo D'Isola, Italy

Smurfit Socar                    Manufacture of       5/7 avenue du General de Gaull,        Ordinary              99.83
                                 paperboard and       94160 Saint Mande, France
                                 corrugated board

Smurfit Socar Benelux            Sales company        Square Eugene Plasky, 92-94 Boite      Ordinary              63.20
                                                      18, 1040 Bruxelles, Belgium

Smurfit Socar Distribution       Manufacture of       4 rue Riviere, 33500 Libourne,         Ordinary              99.55
                                 corrugated           France
                                 containers


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Smurfit Solidpack BV             Manufacture of       Kanaal Suid 492, 7371 GL Loenen        Ordinary             100.00
                                 packaging products   (GLD), The Netherlands

Smurfit Trinidad Limited         Dormant              O'Meara Road, Amira, Trinidad &        Ordinary              81.33
                                                      Tobago

Smurfit Tubes (Leek) Limited     Dormant              Barnfields Industrial Estate,          Ordinary             100.00
                                                      Leek, Staffordshire, England

Smurfit Tubes Limited            Dormant              Berkshire Avenue, Slough,              Ordinary             100.00
                                                      Berkshire, SL1 4PB, England

Smurfit UK Limited               Printing,            2 The Beacons, Beaconsfield Road,      Ordinary             100.00
                                 manufacture of       Hatfield, Herts AL10 8EQ, England
                                 paperboard and
                                 packaging products

Smurfit Uzerche SA               Paper and Box Mill   Z.I. La Gane Lachaud, 19140            Ordinary              99.99
                                                      UZERCHE, France

Smurfit Venture Capital          Investment           c/o Jefferson Smurfit Group plc,       Ordinary             100.00
Management Services Limited      management company   Beech Hill, Clonskeagh, Dublin 4,
                                                      Ireland

Smurfit Web Research Limited     Patent research      Botanic Road, Glasnevin, Dublin        "F" Ordinary         100.00
                                                      9, Ireland                             Ordinary             100.00

Smurfit Wellkart GmbH            Corrugated Sheet     Leopoldauer Strasse 108,               Ordinary              96.00
                                 Plants               1210 Wien, Austria, Austria

Smurfit World Purchasing         Purchasing Company   Rutland House, Pitt Street, St         Ordinary             100.00
Limited                                               Helier, Jersey

Smurfit Worldwide Research       Research &           351 Cours de la Liberation, B.P.       Partnership          100.00
Europe                           development -        86, 3402 Talence, France
                                 Economic Interest
                                 Group

Smurfit-MBI                      Manufacture of       2070 Hadwen Road, Mississauga,         Ordinary              50.00
                                 paper packaging      Ontario L5K 2C9, Canada

Smurfit-SISA S.p.A.              Industrial company   Corso Alessandria 224, I-14100         Ordinary              89.43
                                                      Asti, Italy

Socar PLV Communication          Manufacture of       1 rue des Forges, B.P. 4, 45380 La     Ordinary              99.77
                                 corrugated           Chapelle Saint Mesmin, France
                                 containers

Socar-Parnalland                 Manufacture of       Z. I. Nuits Saint Georges, B.P.        Ordinary              98.39
                                 corrugated           32, 21702 Nuits Saint Georges,
                                 containers           France

Societe Cartonneries des Alpes   Manufacture of       Quartier du Gheit, 06390 Contes,       Ordinary              99.81
et du Littoral                   corrugated           France
                                 containers


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Societe des Etablissements       Manufacture of       1 rue Hippolyte Noiret, B.P. 1059,     Ordinary              99.40
Martin Guillemin et Cie          paperboard and       08300 Rethel, France
                                 corrugated board

Societe Financiere De La Rue     Holding Company      2 Rue Goethe, 75116 Paris, France      Ordinary              99.76
Goethe

Societe Landaise d'Expertises    Forest management    12 bis, avenue Gustave Eiffel,         Ordinary              91.10
Forestiere (SOLEFOR)                                  33608 Pessac Cedex, France

Societe Moderne D'Impression     Sheet Plant          101 Route de Bourges, 18200 Saint      Ordinary              99.33
Et De Cartonnage                                      Amand Montrond, Ireland

Southwold Packaging Limited      Dormant              Fishergate, Norwich, NR3 1SJ,          Ordinary             100.00
                                                      England

SPC/ Matawan LLC                 Property ownership   c/o The Corporation Trust Company,     Ordinary             100.00
                                                      1209 Orange Street, Wilmington,
                                                      DE  19801, United States

StalliWell AB                    Manufacture of       Box 293, S-261 23 Landskrona,          Ordinary              99.60
                                 corrugated           Sweden
                                 packaging

Stig Holmquist Konsult AB        Dormant              c/o Munksjo AB, Box 624, S-551 18      Ordinary              99.60
                                                      Jonkoping, Sweden

Stone Cevennes Emballages S.A.   Corrugated plant     Zoning Industriel, 30410 Molieres      Ordinary              99.40
                                                      sur Ceze, France

Sunland-Eker Papirfabrikker,     Manufacture of       Postboks 129, Nedre Eikervei 48,       Ordinary              99.60
A/S                              tissues              N-3001 Drammen, Norway

T.P. Properties Limited          Dormant              Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00

Tarleton Packaging Limited       Dormant              Mercer House, Thames Side,             Ordinary             100.00
                                                      Windsor, Berkshire, SL4 1QN,
                                                      England

Telepages Directories            Dormant              Salem House, 108 Great Victoria        Ordinary              95.00
(Northern Ireland) Limited                            Street, Belfast, BT2 7AX

Telepages Directories Limited    Dormant              Uxbridge House, 464 Uxbridge Road,     "A" Ordinary          95.00
                                                      Hayes, Middlesex, UB4 0SP, England     "B" Ordinary         100.00

Telepages Directories Limited    Dormant              Argyle Square, 105C Morehampton        Ordinary              95.00
                                                      Road, Donnybrook, Dublin 4

The Kildare Hotel & Country      Leisure facilities   Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00
Club Limited

The Straffan Courtyard           Property management  Beech Hill, Clonskeagh, Dublin 4,      Ordinary             100.00
Management Company Limited                            Ireland


GROUP SHAREHOLDINGS


                                                                                                  GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS              SHARE CLASS     OWNED (%)
-------------------------------- -------------------- -------------------------------------- ----------------- ----------

Thoroughbred Advertising         Dormant              Uxbridge House, 464 Uxbridge Road,     Ordinary             100.00
Limited                                               Hayes, Middlesex UB4 0SP, England

TMG Limited                      Dormant              Beech Hill, Clonskeagh, Dublin 4       Ordinary             100.00
                                                                                             Preference           100.00

Tops Series XVIII Limited        Dormant              Mercer House, Thames Side,             Ordinary             100.00
                                                      Windsor, Berkshire SL4 1QN, England

Townsend Hook Group Limited      Holding company      The Mill, Snodland, Kent ME6 5AX,      Ordinary             100.00
                                                      England

Townsend Hook Limited            Manufacture of       The Mill, Snodland, Kent ME6 5AX,      Ordinary             100.00
                                 paper & paperboard   England

Townsend Hook Pension Trustees   Pension plan         The Mill, Snodland, Kent ME6 5AX,      Ordinary             100.00
Limited                          trustee              England

Tranepac S.A.                    Holding company      Route de Bethune, Section de la        Ordinary             100.00
                                                      Fosse, 62136 Lestrem,
                                                      Pas-de-Calais, France

Trans-Bosnal S.A                 Forestry             Puerto Isaacs, Carretera Yumbo,        Ordinary              69.25
                                 administration       Apartado Aereo 219, Cali, Colombia

Trans-pack Cases Limited         Dormant              c/o Jefferson Smurfit Group, Beech     Ordinary             100.00
                                                      Hill, Clonskeagh, Dublin 4

Trinmills Limited                Pension              Cedar House, 41 Cedar Avenue, PO       Ordinary             100.00
                                 Administration       Box 1179, Hamilton HM EX, Bermuda

Ultra Dekor Gesellschuft fur                                                                 Ordinary              99.60
Obertlacht mbh

Union Grafica, S.A.              Manufacture of       Apartado Aereo 609, Caracas,           Ordinary              85.61
                                 folding cartons      Venezuela, Venezuela

Vitop                            Specialties          21 Route de Saveinne, 57370            Ordinary              99.83
                                 division             Phalsbourer, France

Ward Packaging Limited           Manufacture of       Unit 91, Clydesdale Place, Moss        Ordinary              99.31
                                 paper sacks          Side Industrial Estate, Leyland,
                                                      Lancashire, PR5 3QS, England

Waterford Castle Golf &          Dormant              Annaville House, Newtown,              "A" Ordinary         100.00
Country Club Limited                                  Waterford, Ireland                     "B" Ordinary         100.00

Wellit Wellpappenfabrik GmbH &   Manufacture of       Industriestrasse 2, D-33129 Delbruck,  Ordinary            100.00
Co                               Corrugated Products  Germany


GROUP SHAREHOLDINGS


                                                                                                       GROUP SHAREHOLDINGS
         COMPANY NAME             BUSINESS ACTIVITY            REGISTERED ADDRESS                   SHARE CLASS     OWNED (%)
-------------------------------- -------------------- --------------------------------------     ----------------- ----------

Wellit Wellpappenfabrik          Management Company   Wellit Wellpappenfabrik Verwaltungs GmbH,  Ordinary             100.00
Verwaltungs GmbH                                      Industriestrabe 2, 33129 Delbruck,
                                                      Germany

Wilshaw Investments Limited      Holding company      57/63 Line Wall Road, Gibraltar            Ordinary             100.00

Wm. Finlay & Sons Limited        Dormant              300 Ballygomartin Road, Belfast,           Ordinary             100.00
                                                      Northern Ireland, BT13 3NN

Wm. Finlay (Properties) Limited  Dormant              300 Ballygomartin Road, Belfast,           Ordinary             100.00
                                                      Northern Ireland, BT13 3NN

Woodfab Cork Limited             Dormant              Tinakilly, Aughrim, Co. Wicklow            Ordinary             100.00

Woodfab Limited                  Dormant              Tinakilly, Aughrim, Co. Wicklow            "A" Ordinary         100.00
                                                                                                 "B" Ordinary         100.00

Woodfab Packaging Limited        Manufacture of       Lower Tinahask, South Quay,                Ordinary              60.00
                                 packaging material   Arklow, Co. Wicklow


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